                                                                      Exhibit 32

 CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Azim H. Premji, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended June 30, 2004 fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of Wipro Limited.

                        By:  /s/ Azim H. Premji
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                             Azim H. Premji, Chief Executive Officer

I, Suresh C. Senapaty, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended June 30, 2004 fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of Wipro Limited.

                         By: /s/ Suresh C. Senapaty
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                             Suresh C. Senapaty, Chief Financial Officer